UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2007

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On March 13, 2007, Imperial Group, L.P., a wholly owned subsidiary of Accuride Corporation, entered into a lease agreement with B.R. Williams Trucking, Inc. for property in Anniston, AL.  The term of the lease is through December 31, 2012.  A copy of the lease is attached hereto as Exhibit 99.1 and incorporated herein

Item 9.01.	Financial Statements and Exhibits

	(d)	Exhibits

		99.1	Commercial Lease Agreement, effective as of March 1, 2007, by and between Imperial Group, L.P. and B.R. Williams Trucking, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	March 14, 2007	/s/ David K. Armstrong
David K. Armstrong
Senior Vice President / Chief Financial Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Commercial Lease Agreement, effective as of March 1, 2007, by and between Imperial Group, L.P. and B.R. Williams Trucking, Inc.